UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2010

Natural Health Trends Corp.
 (Exact name of registrant as specified in its charter)

Delaware	0-26272	59-2705336
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2050 Diplomat Drive, Dallas, Texas	75234
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 241-4080

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On February 17, 2010, Stefan Zuckut resigned from the Company’s Board of Directors. The Company intends to seek a qualified replacement for this vacancy on its Board of Directors. This Amended Current Report on Form 8-K/A amends the Current Report on Form 8-K that the Company filed on February 22, 2010, which incorrectly stated that Mr. Zuckut’s effective date of resignation was February 28, 2010 and that the date of the report was February 18, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 23, 2010

NATURAL HEALTH TRENDS CORP.

By: /s/ Gary C. Wallace
Gary C. Wallace
General Counsel

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